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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2003

Protective Life Insurance Company
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	001-31901 (Commission File Number)	63-0169720 (IRS Employer Identification No.)

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (205) 268-1000

Item 7. Financial Statements and Exhibits

        The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-100944), as amended, of Protective Life Insurance Company, filed with the Securities and Exchange Commission on November 1, 2002 and amended on November 7, 2003 and November 12, 2003.

  (c)
  Exhibits

Exhibit 4.1	Omnibus Instrument executed on November 17, 2003.
Exhibit 5.1	Opinion of Debevoise & Plimpton.
Exhibit 5.2	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company.
Exhibit 5.3	Opinion of Bass, Berry & Sims PLC, special Tennessee counsel to Protective Life Insurance Company.
Exhibit 8	Opinion of Debevoise & Plimpton (re: tax matters).
Exhibit 23.1	Consent of Debevoise & Plimpton (included in Exhibit 5.1 and Exhibit 8).
Exhibit 23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).
Exhibit 23.3	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.3).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protective Life Insurance Company (Registrant)
Date: November 26, 2003	By:	/s/ JUDY WILSON Name: Judy Wilson Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1	Omnibus Instrument executed on November 17, 2003.
Exhibit 5.1	Opinion of Debevoise & Plimpton.
Exhibit 5.2	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company.
Exhibit 5.3	Opinion of Bass, Berry & Sims PLC, special Tennessee counsel to Protective Life Insurance Company.
Exhibit 8	Opinion of Debevoise & Plimpton (re: tax matters).
Exhibit 23.1	Consent of Debevoise & Plimpton (included in Exhibit 5.1 and Exhibit 8).
Exhibit 23.2	Consent of Richard, Layton & Finger, P.A. (included in Exhibit 5.2).
Exhibit 23.3	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.3).

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  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX